Exhibit 24.1

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., appoints Frederic B. Lissalde, Kevin A. Nowlan, and Tonit M. Calaway, or any of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., a Registration Statement on Form S-8 and any amendments (including post-effective amendments) to the Registration Statement on Form S-8 relating to the shares of the Company’s common stock to be issued by the Company pursuant to the BorgWarner Inc. 2023 Stock Incentive Plan and the BorgWarner Inc. 2018 Stock Incentive Plan, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

Date: May 22, 2023	/s/ Sara A. Greenstein
Sara A. Greenstein

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., appoints Frederic B. Lissalde, Kevin A. Nowlan, and Tonit M. Calaway, or any of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., a Registration Statement on Form S-8 and any amendments (including post-effective amendments) to the Registration Statement on Form S-8 relating to the shares of the Company’s common stock to be issued by the Company pursuant to the BorgWarner Inc. 2023 Stock Incentive Plan and the BorgWarner Inc. 2018 Stock Incentive Plan, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

Date: May 22, 2023	/s/ Michael S. Hanley
Michael S. Hanley

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., appoints Frederic B. Lissalde, Kevin A. Nowlan, and Tonit M. Calaway, or any of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., a Registration Statement on Form S-8 and any amendments (including post-effective amendments) to the Registration Statement on Form S-8 relating to the shares of the Company’s common stock to be issued by the Company pursuant to the BorgWarner Inc. 2023 Stock Incentive Plan and the BorgWarner Inc. 2018 Stock Incentive Plan, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

Date: May 22, 2023	/s/ Alexis P. Michas
Alexis P. Michas

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., appoints Frederic B. Lissalde, Kevin A. Nowlan, and Tonit M. Calaway, or any of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., a Registration Statement on Form S-8 and any amendments (including post-effective amendments) to the Registration Statement on Form S-8 relating to the shares of the Company’s common stock to be issued by the Company pursuant to the BorgWarner Inc. 2023 Stock Incentive Plan and the BorgWarner Inc. 2018 Stock Incentive Plan, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

Date: May 22, 2023	/s/ Dr. Shaun E. McAlmont
Dr. Shaun E. McAlmont

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., appoints Frederic B. Lissalde, Kevin A. Nowlan, and Tonit M. Calaway, or any of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., a Registration Statement on Form S-8 and any amendments (including post-effective amendments) to the Registration Statement on Form S-8 relating to the shares of the Company’s common stock to be issued by the Company pursuant to the BorgWarner Inc. 2023 Stock Incentive Plan and the BorgWarner Inc. 2018 Stock Incentive Plan, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

Date: May 22, 2023	/s/ Deborah D. McWhinney
Deborah D. McWhinney

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., appoints Frederic B. Lissalde, Kevin A. Nowlan, and Tonit M. Calaway, or any of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., a Registration Statement on Form S-8 and any amendments (including post-effective amendments) to the Registration Statement on Form S-8 relating to the shares of the Company’s common stock to be issued by the Company pursuant to the BorgWarner Inc. 2023 Stock Incentive Plan and the BorgWarner Inc. 2018 Stock Incentive Plan, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

Date: May 22, 2023	/s/ Sailaja K. Shankar
Sailaja K. Shankar

LIMITED POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., appoints Frederic B. Lissalde, Kevin A. Nowlan, and Tonit M. Calaway, or any of them, his or her attorney or attorneys, with full power of substitution, to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of BorgWarner Inc., a Registration Statement on Form S-8 and any amendments (including post-effective amendments) to the Registration Statement on Form S-8 relating to the shares of the Company’s common stock to be issued by the Company pursuant to the BorgWarner Inc. 2023 Stock Incentive Plan and the BorgWarner Inc. 2018 Stock Incentive Plan, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

Date: May 22, 2023	/s/ Hau Thai-Tang
Hau Thai-Tang